QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 99.1

MEMBERS' FINANCIAL AND STATISTICAL INFORMATION

        Our members operate their systems on a not-for-profit basis. Accumulated margins derived after payment of operating expenses and provision for depreciation constitute patronage capital of the consumers of our members. Refunds of accumulated patronage capital to the individual consumers may be made from time to time subject to limitations contained in mortgages between our members and the Rural Utilities Service or loan documents with other lenders. The Rural Utilities Service mortgage generally prohibits such distributions unless, after any such distribution, the member's total equity will equal at least 30% of its total assets, except that distributions may be made of up to 25% of the margins and patronage capital received by the member in the preceding year provided that equity is at least 20%.

        We are a membership corporation, and our members are not our subsidiaries. Except with respect to the obligations of our members under each member's wholesale power contract with us and our rights under such contracts to receive payment for power and energy supplied, we have no legal interest in, or obligations in respect of, any of the assets, liabilities, equity, revenues or margins of our members.

        The following selected information on the individual members is intended to show, in the aggregate, the assets, liabilities, equity, revenues and margins of our members. Member assets, liabilities, equity, revenues and margins should not, however, be attributed to us. In addition, the revenues of our members are not pledged to us, but such revenues are received by the respective members and are the source from which moneys are derived by our members to pay for power and energy received from us. Revenues of our members are, however, pledged under their respective Rural Utilities Service mortgages or loan documents with other lenders.

        The information contained in these tables was taken from Rural Utilities Service Financial and Statistical Reports (RUS Form 7) or similar reports prepared for other lenders or provided directly by a member. This information has not been independently verified by the Rural Utilities Service, any lender or us. The "Total" columns for all these years were not supplied or compiled by the Rural Utilities Service, any lender or our members. The "Total" column in each table is for informational purposes only, inasmuch as each member operates independently and is not responsible for the obligations of other members (except as provided in the wholesale power contracts; see "BUSINESS—OGLETHORPE POWER CORPORATION—Wholesale Power Contracts" in Oglethorpe's Annual Report on Form 10-K for the fiscal year ended December 31, 2008). In addition, the Times Interest Earned Ratios (TIER) and Equity Ratios were calculated by us from information obtained from each member's RUS Form 7 or other financial information provided to us, but the calculations were not independently verified by our members. No adjustments were made by us in calculating these ratios for items such as debt refinancings that are not shown on the RUS Form 7 or were not reflected in such other financial information provided to us. For the calendar years 2006, 2007 and 2008, the information on the individual members is presented in the succeeding tables as follows: Table 1, selected statistics; Table 2, average number of consumers served; Table 3, annual megawatt-hour sales by consumer class; Table 4, annual revenues by consumer class; Table 5, summary of operating results; and Table 6, condensed balance sheet information.

FINANCIAL AND STATISTICAL INFORMATION FOR
38 MEMBERS OF OGLETHORPE POWER CORPORATION

Table 1

SELECTED STATISTICS OF EACH MEMBER
(as of December 31)

	Altamaha	Amicalola	Canoochee	Carroll	Central Georgia	Coastal	Cobb(1)	Colquitt	Coweta- Fayette	Diverse
2008
Avg. Monthly Residential Rev.($)	115.77	111.41	117.66	126.67	122.65	144.90	119.47	112.45	135.08	136.42
Avg. Monthly Residential kWh	1,171	1,171	1,260	1,194	1,303	1,326	1,168	1,272	1,251	1,402
Avg. Residential Rev.(cents per kWh)	9.89	9.51	9.34	10.61	9.41	10.93	10.23	8.84	10.80	9.73
Times Interest Earned Ratio(2)	1.41	1.41	1.91	1.68	1.30	1.79	0.99	1.60	2.08	1.63
Equity/Assets(2)	64%	41%	37%	32%	34%	31%	30%	43%	29%	44%
Equity/Total Capitalization(2)	71%	52%	47%	39%	38%	34%	40%	51%	36%	50%
2007
Avg. Monthly Residential Rev.($)	111.78	113.47	115.01	120.85	115.29	138.10	116.96	113.63	126.79	122.73
Avg. Monthly Residential kWh	1,167	1,172	1,257	1,189	1,304	1,317	1,267	1,300	1,277	1,396
Avg. Residential Rev.(cents per kWh)	9.58	9.68	9.15	10.16	8.84	10.49	9.23	8.74	9.93	8.79
Times Interest Earned Ratio(2)	1.73	3.27	1.80	2.19	1.86	1.46	1.22	2.61	1.86	1.26
Equity/Assets(2)	65%	42%	37%	33%	34%	31%	31%	44%	27%	50%
Equity/Total Capitalization(2)	72%	54%	43%	39%	37%	40%	41%	46%	32%	58%
2006
Avg. Monthly Residential Rev.($)	111.40	111.85	111.86	114.44	115.91	132.86	110.16	109.78	120.98	124.71
Avg. Monthly Residential kWh	1,190	1,163	1,275	1,138	1,312	1,357	1,202	1,280	1,258	1,397
Avg. Residential Rev.(cents per kWh)	9.36	9.62	8.78	10.05	8.84	9.79	9.17	8.58	9.62	8.92
Times Interest Earned Ratio(2)	3.02	3.68	1.98	3.17	2.27	1.87	1.55	3.01	1.86	3.11
Equity/Assets(2)	64%	41%	38%	35%	36%	33%	33%	45%	26%	56%
Equity/Total Capitalization(2)	73%	50%	44%	40%	40%	39%	43%	54%	30%	62%
	Middle Georgia	Mitchell	Ocmulgee	Oconee	Okefenoke	Planters	Rayle	Satilla	Sawnee	Slash Pine
2008
Avg. Monthly Residential Rev.($)	147.41	124.66	110.86	134.65	137.14	117.95	123.33	126.93	141.89	120.52
Avg. Monthly Residential kWh	1,328	1,326	1,058	1,154	1,279	1,289	1,031	1,250	1,275	1,202
Avg. Residential Rev.(cents per kWh)	11.10	9.40	10.48	11.66	10.72	9.15	11.97	10.15	11.13	10.03
Times Interest Earned Ratio(2)	1.72	2.33	2.17	1.40	1.26	2.13	0.98	2.44	1.95	1.99
Equity/Assets(2)	36%	53%	40%	31%	31%	46%	25%	37%	34%	34%
Equity/Total Capitalization(2)	45%	60%	46%	38%	34%	49%	29%	50%	39%	44%
2007
Avg. Monthly Residential Rev.($)	136.50	120.36	107.50	125.31	136.65	114.61	122.44	121.94	126.13	120.19
Avg. Monthly Residential kWh	1,336	1,331	1,051	1,141	1,290	1,275	1,036	1,282	1,309	1,213
Avg. Residential Rev.(cents per kWh)	10.22	9.04	10.23	10.98	10.60	8.99	11.82	9.51	9.64	9.91
Times Interest Earned Ratio(2)	1.45	1.86	2.15	1.63	2.08	1.96	1.53	2.11	1.95	2.67
Equity/Assets(2)	37%	54%	38%	32%	32%	46%	26%	35%	28%	33%
Equity/Total Capitalization(2)	43%	64%	45%	37%	35%	50%	30%	46%	31%	42%
2006
Avg. Monthly Residential Rev.($)	134.52	119.47	103.64	117.18	127.21	112.82	116.62	113.99	122.86	121.68
Avg. Monthly Residential kWh	1,334	1,319	1,073	1,137	1,296	1,295	1,025	1,297	1,305	1,230
Avg. Residential Rev.(cents per kWh)	10.09	9.06	9.66	10.31	9.81	8.71	11.38	8.79	9.41	9.90
Times Interest Earned Ratio(2)	1.50	2.98	1.49	1.56	1.60	2.42	1.79	2.43	1.55	2.03
Equity/Assets(2)	41%	57%	40%	33%	33%	46%	29%	36%	34%	33%
Equity/Total Capitalization(2)	45%	68%	44%	40%	39%	51%	33%	50%	40%	40%

Footnotes:

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

(2)
Times Interest Earned and Equity ratios were calculated from information contained on each Member's RUS Form 7, or similar form provided to another lender, and were not independently verified by each respective Member.

(3)
Weighted Average.

Table 1 (continued)

	Excelsior	Grady	GreyStone	Habersham	Hart	Irwin	Jackson	Jefferson	Little Ocmulgee
2008
Avg. Monthly Residential Rev.($)	114.53	127.67	103.46	106.64	112.60	137.93	114.52	117.47	112.38
Avg. Monthly Residential kWh	1,335	1,185	1,188	1,078	1,125	1,151	1,277	1,201	1,063
Avg. Residential Rev.(cents per kWh)	8.58	10.78	8.71	9.89	10.01	11.98	8.97	9.78	10.57
Times Interest Earned Ratio(2)	2.06	3.23	1.74	1.45	2.13	1.54	1.82	1.93	1.48
Equity/Assets(2)	55%	48%	37%	33%	41%	32%	35%	40%	31%
Equity/Total Capitalization(2)	61%	60%	42%	38%	48%	34%	41%	46%	35%
2007
Avg. Monthly Residential Rev.($)	106.21	127.66	103.27	105.22	111.64	133.97	111.22	115.86	108.32
Avg. Monthly Residential kWh	1,339	1,207	1,210	1,055	1,123	1,187	1,277	1,198	1,065
Avg. Residential Rev.(cents per kWh)	7.93	10.58	8.54	9.97	9.94	11.29	8.71	9.67	10.17
Times Interest Earned Ratio(2)	2.20	2.05	2.48	1.39	2.48	1.40	2.01	1.85	1.26
Equity/Assets(2)	53%	48%	37%	33%	40%	32%	34%	40%	32%
Equity/Total Capitalization(2)	60%	58%	42%	37%	46%	38%	41%	47%	36%
2006
Avg. Monthly Residential Rev.($)	111.90	124.93	100.08	99.92	105.32	128.51	107.94	112.39	107.08
Avg. Monthly Residential kWh	1,352	1,192	1,187	1,048	1,103	1,184	1,263	1,201	1,076
Avg. Residential Rev.(cents per kWh)	8.27	10.48	8.43	9.54	9.55	10.85	8.54	9.36	9.95
Times Interest Earned Ratio(2)	2.39	2.55	3.08	1.59	2.19	1.98	2.18	1.82	1.27
Equity/Assets(2)	50%	49%	38%	33%	42%	34%	32%	39%	32%
Equity/Total Capitalization(2)	58%	59%	44%	38%	48%	37%	39%	46%	37%
	Snapping Shoals	Southern Rivers	Sumter	Three Notch	Tri- County	Upson	Walton	Washington	MEMBER TOTAL
2008
Avg. Monthly Residential Rev.($)	119.96	137.04	143.07	108.08	127.86	101.13	111.87	120.02	120.99
Avg. Monthly Residential kWh	1,334	1,307	1,447	957	1,224	1,120	1,329	1,098	1,240
Avg. Residential Rev.(cents per kWh)	9.00	10.5	9.89	11.3	10.45	9.03	8.42	10.93	9.76
Times Interest Earned Ratio(2)	2.37	1.54	2.37	1.57	1.51	1.84	3.65	1.48	1.77(3)
Equity/Assets(2)	38%	38%	43%	38%	30%	48%	38%	47%	36%(3)
Equity/Total Capitalization(2)	49%	45%	46%	42%	33%	55%	46%	50%	43%(3)
2007
Avg. Monthly Residential Rev.($)	117.89	126.09	138.01	106.14	119.86	98.52	111.64	116.00	116.79
Avg. Monthly Residential kWh	1,379	1,285	1,444	1,001	1,223	1,100	1,344	1,088	1,261
Avg. Residential Rev.(cents per kWh)	8.55	9.82	9.56	10.60	9.80	8.95	8.30	10.66	9.26
Times Interest Earned Ratio(2)	2.53	2.01	2.39	1.52	1.58	2.40	4.21	2.00	2.00(3)
Equity/Assets(2)	39%	39%	44%	39%	31%	46%	39%	49%	36%(3)
Equity/Total Capitalization(2)	49%	45%	48%	42%	36%	53%	46%	53%	43%(3)
2006
Avg. Monthly Residential Rev.($)	115.29	119.56	134.12	112.57	118.52	95.44	112.38	114.86	113.32
Avg. Monthly Residential kWh	1,360	1,280	1,453	1,062	1,229	1,103	1,322	1,114	1,247
Avg. Residential Rev.(cents per kWh)	8.48	9.34	9.23	10.60	9.64	8.66	8.50	10.31	9.09
Times Interest Earned Ratio(2)	2.88	2.76	2.26	1.35	2.16	2.95	5.70	1.86	2.28(3)
Equity/Assets(2)	41%	41%	44%	39%	32%	48%	38%	49%	37%(3)
Equity/Total Capitalization(2)	51%	47%	49%	43%	35%	55%	46%	52%	44%(3)

Footnotes:

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

(2)
Times Interest Earned and Equity ratios were calculated from information contained on each Member's RUS Form 7, or similar form provided to another lender, and were not independently verified by each respective Member.

(3)
Weighted Average.

FINANCIAL AND STATISTICAL INFORMATION FOR
38 MEMBERS OF OGLETHORPE POWER CORPORATION

Table 2

AVERAGE NUMBER OF CONSUMERS SERVED BY EACH MEMBER

	Altamaha	Amicalola	Canoochee	Carroll	Central Georgia	Coastal	Cobb(1)	Colquitt	Coweta- Fayette	Diverse
2008
Residential Service	17,850	41,487	18,813	46,659	45,417	14,102	173,411	55,764	68,283	24,658
Commercial & Industrial	1,773	4,374	296	2,463	4,488	1,890	14,842	3,149	4,794	3,501
Other	116	11	262	377	150	118	5,349	1,926	633	165

Total Consumers Served	19,739	45,872	19,371	49,499	50,055	16,110	193,602	60,839	73,710	28,324

2007
Residential Service	17,694	40,570	18,227	46,572	44,699	13,791	173,213	54,716	67,785	24,324
Commercial & Industrial	1,748	4,533	286	2,420	4,403	1,895	14,486	3,039	4,628	3,383
Other	113	10	251	372	116	119	5,807	1,831	592	160

Total Consumers Served	19,555	45,113	18,764	49,364	49,218	15,805	193,506	59,586	73,005	27,867

2006
Residential Service	17,505	38,871	18,004	46,955	42,643	13,386	172,078	53,347	66,559	23,875
Commercial & Industrial	1,695	4,449	274	2,364	4,374	1,732	13,821	3,026	4,419	3,259
Other	107	26	247	368	98	119	6,193	1,755	533	161

Total Consumers Served	19,307	43,346	18,525	49,687	47,115	15,237	192,092	58,128	71,511	27,294

	Middle Georgia	Mitchell	Ocmulgee	Oconee	Okefenoke	Planters	Rayle	Satilla	Sawnee	Slash Pine
2008
Residential Service	5,019	21,425	10,693	11,344	31,716	14,950	16,629	48,158	132,017	7,468
Commercial & Industrial	1,720	1,202	658	1,164	2,288	574	2,093	2,548	14,463	337
Other	712	1,907	414	137	375	627	0	1,809	2,395	202

Total Consumers Served	7,451	24,534	11,765	12,645	34,379	16,151	18,722	52,515	148,875	8,007

2007
Residential Service	4,972	21,306	10,595	11,355	31,162	14,871	16,647	47,702	129,414	7,361
Commercial & Industrial	1,689	1,188	657	1,099	2,249	561	2,004	2,541	13,796	317
Other	669	1,683	398	135	357	587	0	1,703	2,709	191

Total Consumers Served	7,330	24,177	11,650	12,589	33,768	16,019	18,651	51,946	145,919	7,869

2006
Residential Service	4,914	21,082	10,467	11,334	30,145	14,799	16,602	46,996	124,236	7,132
Commercial & Industrial	1,665	1,154	657	1,043	2,085	560	1,867	2,531	12,933	325
Other	633	1,594	396	134	351	562	0	1,611	3,142	178

Total Consumers Served	7,212	23,830	11,520	12,511	32,581	15,921	18,469	51,138	140,311	7,635

Footnote:

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

Table 2 (continued)

	Excelsior	Grady	GreyStone	Habersham	Hart	Irwin	Jackson	Jefferson	Little Ocmulgee
2008
Residential Service	19,701	17,636	109,379	31,356	28,725	10,661	185,196	30,901	10,541
Commercial & Industrial	1,413	447	9,703	2,429	6,721	133	15,213	1,562	121
Other	244	478	1,329	5	5	871	4,234	227	324

Total Consumers Served	21,358	18,561	120,411	33,790	35,451	11,665	204,643	32,690	10,986

2007
Residential Service	19,235	17,617	107,751	31,021	28,748	10,608	183,960	30,724	10,431
Commercial & Industrial	1,403	441	9,765	2,412	6,569	118	14,557	1,544	115
Other	236	460	1,254	5	4	832	4,055	204	313

Total Consumers Served	20,874	18,518	118,770	33,438	35,321	11,558	202,572	32,472	10,859

2006
Residential Service	18,908	17,278	102,462	30,290	28,548	10,519	178,339	30,374	10,254
Commercial & Industrial	1,361	437	9,688	2,331	6,380	119	13,827	1,514	112
Other	228	448	1,136	5	4	808	3,812	195	304

Total Consumers Served	20,497	18,163	113,286	32,626	34,932	11,446	195,978	32,083	10,670

	Snapping Shoals	Southern Rivers	Sumter	Three Notch	Tri- County	Upson	Walton	Washington	MEMBER TOTAL
2008
Residential Service	86,440	17,699	14,660	14,007	19,086	8,444	108,147	14,685	1,533,127
Commercial & Industrial	5,385	1,052	4,636	555	1,855	794	7,454	584	128,674
Other	122	16	304	587	0	119	1,733	38	28,321

Total Consumers Served	91,947	18,767	19,600	15,149	20,941	9,357	117,334	15,307	1,690,122

2007
Residential Service	85,862	17,556	14,536	13,980	18,776	8,400	107,457	14,589	1,518,227
Commercial & Industrial	5,207	1,042	4,586	547	1,775	824	7,253	561	125,641
Other	0	13	251	513	0	119	1,712	33	27,807

Total Consumers Served	91,069	18,611	19,373	15,040	20,551	9,343	116,422	15,183	1,671,675

2006
Residential Service	83,750	17,235	14,340	12,895	18,268	8,300	105,196	14,493	1,482,378
Commercial & Industrial	4,657	1,012	4,486	535	1,697	862	6,975	539	120,765
Other	0	11	233	487	0	114	1,650	28	27,672

Total Consumers Served	88,407	18,258	19,059	13,917	19,965	9,276	113,821	15,060	1,630,815

Footnote:

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

FINANCIAL AND STATISTICAL INFORMATION FOR
38 MEMBERS OF OGLETHORPE POWER CORPORATION

Table 3

ANNUAL MWh SALES BY CONSUMER CLASS OF EACH MEMBER

	Altamaha	Amicalola	Canoochee	Carroll	Central Georgia	Coastal	Cobb(1)	Colquitt	Coweta- Fayette	Diverse
2008
Residential Service	250,736	583,066	284,473	668,276	710,366	224,366	2,431,224	851,161	1,025,211	414,761
Commercial & Industrial	97,461	107,534	99,180	380,089	356,156	180,387	1,223,717	240,128	407,822	110,308
Other	3,775	168	4,996	6,881	2,034	2,140	232,713	72,292	11,550	8,465

Total MWh Sales	351,972	690,769	388,649	1,055,247	1,068,556	406,893	3,887,654	1,163,581	1,444,582	533,534

2007
Residential Service	247,865	570,469	274,936	664,485	699,360	217,871	2,632,962	853,513	1,038,384	407,589
Commercial & Industrial	531,113	107,423	99,655	390,186	347,904	168,440	1,254,909	282,712	411,563	111,046
Other	4,640	155	5,605	7,195	1,551	2,155	215,651	79,543	11,217	6,092

Total MWh Sales	783,617	678,047	380,195	1,061,867	1,048,814	388,465	4,103,522	1,215,768	1,461,164	524,727

2006
Residential Service	249,949	542,587	275,357	641,436	671,220	218,003	2,482,055	819,200	1,004,884	400,327
Commercial & Industrial	541,018	101,716	96,104	382,755	322,434	147,069	1,276,289	840,218	385,437	108,431
Other	4,313	296	4,691	6,857	1,262	2,200	235,807	67,239	11,089	6,072

Total MWh Sales	795,280	644,598	376,152	1,031,048	994,916	367,272	3,994,151	1,726,657	1,401,410	514,830

	Middle Georgia	Mitchell	Ocmulgee	Oconee	Okefenoke	Planters	Rayle	Satilla	Sawnee	Slash Pine
2008
Residential Service	79,957	340,840	135,739	157,157	486,865	231,195	205,658	722,399	2,019,688	107,713
Commercial & Industrial	39,233	72,067	46,427	126,936	55,922	18,656	51,688	274,837	1,014,927	48,111
Other	11,303	53,897	6,360	3,359	17,534	13,550	0	32,188	29,005	6,998

Total MWh Sales	130,492	466,804	188,527	287,452	560,320	263,402	257,346	1,029,423	3,063,620	162,823

2007
Residential Service	79,725	340,293	133,563	155,474	482,283	227,586	206,888	733,749	2,032,865	107,115
Commercial & Industrial	40,988	79,872	46,513	108,599	58,148	17,582	53,333	258,089	995,115	49,145
Other	10,252	58,214	6,150	3,062	17,639	12,155	0	32,842	28,875	7,004

Total MWh Sales	130,964	478,380	186,225	267,135	558,070	257,323	260,222	1,024,680	3,056,855	163,265

2006
Residential Service	78,640	333,725	134,816	154,620	468,886	229,974	204,207	731,477	1,946,279	105,234
Commercial & Industrial	38,187	71,511	44,833	108,125	69,664	18,163	47,657	256,513	933,893	48,597
Other	9,240	42,838	5,676	2,833	17,188	9,168	0	29,652	28,142	6,757

Total MWh Sales	126,067	448,075	185,326	265,578	555,738	257,306	251,863	1,017,642	2,908,313	160,588

Footnote:

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

Table 3 (continued)

	Excelsior	Grady	GreyStone	Habersham	Hart	Irwin	Jackson	Jefferson	Little Ocmulgee
2008
Residential Service	315,649	250,682	1,559,437	405,579	387,904	147,233	2,838,692	445,444	134,423
Commercial & Industrial	71,638	30,847	1,075,592	95,522	183,084	20,981	1,808,948	108,470	49,488
Other	4,411	14,092	13,695	82	527	15,779	275,252	11,336	4,362

Total MWh Sales	391,698	295,621	2,648,724	501,183	571,515	183,994	4,922,893	565,250	188,273

2007
Residential Service	308,975	255,097	1,564,147	392,769	387,394	151,094	2,817,923	441,694	133,282
Commercial & Industrial	70,809	33,474	1,102,039	92,734	182,865	18,881	1,809,952	114,995	49,342
Other	4,615	16,098	12,581	82	428	19,517	262,077	9,690	5,292

Total MWh Sales	384,398	304,669	2,678,767	485,585	570,686	189,493	4,889,952	566,380	187,916

2006
Residential Service	306,849	247,188	1,459,309	380,781	377,762	149,457	2,703,569	437,716	132,412
Commercial & Industrial	72,219	31,278	1,016,657	88,492	169,602	19,009	1,721,703	112,658	48,072
Other	3,978	12,944	11,101	81	496	18,060	248,064	7,205	5,370

Total MWh Sales	383,046	291,410	2,487,067	469,353	547,860	186,527	4,673,335	557,579	185,855

	Snapping Shoals	Southern Rivers	Sumter	Three Notch	Tri- County	Upson	Walton	Washington	MEMBER TOTAL
2008
Residential Service	1,383,269	277,612	254,513	160,841	280,237	113,513	1,725,123	193,572	22,804,575
Commercial & Industrial	467,500	48,092	90,598	24,654	90,601	15,590	643,148	192,189	9,968,531
Other	1,319	5,770	17,693	28,769	0	2,375	79,801	1,746	996,217

Total MWh Sales	1,852,089	331,474	362,803	214,264	370,838	131,478	2,448,073	387,507	33,769,323

2007
Residential Service	1,420,413	270,629	251,885	167,922	275,539	110,903	1,733,625	190,429	22,980,695
Commercial & Industrial	414,132	51,249	92,002	50,818	88,057	16,603	651,638	202,022	10,453,947
Other	0	4,613	17,102	6,134	0	2,418	80,725	1,522	952,892

Total MWh Sales	1,834,544	326,491	360,989	224,875	363,595	129,925	2,465,988	393,974	34,387,534

2006
Residential Service	1,366,927	264,784	250,009	164,369	269,484	109,818	1,669,374	193,793	22,176,475
Commercial & Industrial	388,388	48,591	85,940	28,240	86,095	16,983	623,453	204,012	10,600,007
Other	0	4,493	14,324	21,816	0	2,328	79,122	1,169	921,872

Total MWh Sales	1,755,315	317,868	350,272	214,425	355,579	129,129	2,371,949	398,975	33,698,354

Footnote:

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

FINANCIAL AND STATISTICAL INFORMATION FOR
38 MEMBERS OF OGLETHORPE POWER CORPORATION

Table 4

ANNUAL REVENUES BY CONSUMER CLASS OF EACH MEMBER

	Altamaha	Amicalola	Canoochee	Carroll	Central Georgia	Coastal	Cobb(1)	Colquitt	Coweta- Fayette	Diverse
2008
Residential Service	$24,797,886	$55,467,194	$26,561,661	$70,921,260	$66,846,610	$24,520,853	$248,607,918	$75,246,221	$110,686,730	$40,365,675
Commercial & Industrial	35,313,760	$10,826,809	7,785,466	$28,514,805	29,008,815	11,941,889	$101,424,938	18,959,552	35,733,895	10,661,620
Other	313,123	$27,194	541,233	$788,264	302,734	274,854	$23,342,175	6,272,170	1,566,936	838,965

Total Electric Sales	$60,424,769	$66,321,197	$34,888,360	$100,224,329	$96,158,159	$36,737,596	$373,375,031	$100,477,943	$147,987,561	$51,866,260
Other Operating Revenue	697,480	1,190,585	4,473,949	5,511,933	3,287,129	852,567	8,109,454	6,626,323	4,680,363	2,539,726

Total Operating Revenue	$61,122,249	$67,511,782	$39,362,309	$105,736,262	$99,445,288	$37,590,163	$381,484,485	$107,104,266	$152,667,924	$54,405,986

2007
Residential Service	$23,734,524	$55,241,969	$25,155,044	$67,541,353	$61,842,253	$22,853,709	$243,110,043	$74,608,516	$103,133,209	$35,824,377
Commercial & Industrial	31,496,353	10,821,939	7,635,758	25,992,003	25,600,961	10,605,971	$93,924,956	20,194,391	33,197,808	9,671,620
Other	351,161	25,039	573,781	785,895	234,875	269,229	$21,884,941	6,747,077	1,445,588	628,362

Total Electric Sales	$55,582,038	$66,088,947	$33,364,583	$94,319,251	$87,678,089	$33,728,909	$358,919,940	$101,549,984	$137,776,605	$46,124,359
Other Operating Revenue	637,049	3,482,949	3,944,376	5,590,330	3,105,401	786,346	8,445,746	4,584,350	4,317,562	2,294,228

Total Operating Revenue	$56,219,087	$69,571,896	$37,308,959	$99,909,581	$90,783,490	$34,515,255	$367,365,686	$106,134,334	$142,094,167	$48,418,587

2006
Residential Service	$23,400,436	$52,171,649	$24,166,244	$64,481,647	$59,314,810	$21,341,000	$227,482,468	$70,274,490	$96,631,471	$35,728,529
Commercial & Industrial	37,849,671	10,119,511	7,165,437	25,210,357	23,057,335	8,994,864	88,300,171	36,835,229	30,312,743	9,399,848
Other	318,051	58,447	489,378	751,231	166,678	263,950	20,139,030	5,667,632	1,212,062	628,782

Total Electric Sales	$61,568,158	$62,349,607	$31,821,059	$90,443,235	$82,538,823	$30,599,814	$335,921,669	$112,777,351	$128,156,276	$45,757,159
Other Operating Revenue	639,808	1,788,406	3,980,912	5,279,152	3,255,768	702,442	8,403,878	4,749,188	(401,179)	2,303,550

Total Operating Revenue	$62,207,966	$64,138,013	$35,801,971	$95,722,387	$85,794,591	$31,302,256	$344,325,547	$117,526,539	$127,755,097	$48,060,709

	Middle Georgia	Mitchell	Ocmulgee	Oconee	Okefenoke	Planters	Rayle	Satilla	Sawnee	Slash Pine
2008
Residential Service	$8,878,502	$32,049,621	$14,225,432	$18,330,104	$52,194,681	$21,159,693	$24,610,958	$73,352,974	$224,784,969	$10,800,263
Commercial & Industrial	$4,605,196	$6,687,307	4,295,045	8,054,265	5,478,980	1,516,821	$5,754,781	$20,581,282	$93,027,523	$3,705,460
Other	$1,731,438	$5,240,905	809,186	359,832	1,462,266	1,338,982	0	$3,455,383	$4,674,028	$639,933

Total Electric Sales	$15,215,136	$43,977,833	$19,329,663	$26,744,201	$59,135,927	$24,015,496	$30,365,739	$97,389,639	$322,486,520	$15,145,656
Other Operating Revenue	26,538	1,713,926	771,221	713,072	1,309,246	1,145,342	179,957	4,706,206	13,606,008	248,296

Total Operating Revenue	$15,241,674	$45,691,759	$20,100,884	$27,457,273	$60,445,173	$25,160,838	$30,545,696	$102,095,845	$336,092,528	$15,393,952

2007
Residential Service	$8,144,176	$30,771,985	$13,667,024	$17,075,264	$51,098,734	$20,452,254	$24,459,368	$69,803,172	$195,871,465	$10,616,813
Commercial & Industrial	4,330,504	$6,513,987	3,788,741	7,061,573	5,851,185	1,381,813	$6,049,650	$18,950,084	80,844,678	3,707,919
Other	1,508,800	$5,214,846	734,389	317,565	1,510,847	1,170,198	0	$3,308,818	4,148,473	628,488

Total Electric Sales	$13,983,480	$42,500,818	$18,190,154	$24,454,402	$58,460,766	$23,004,265	$30,509,018	$92,062,074	$280,864,616	$14,953,220
Other Operating Revenue	(56,940)	1,704,679	659,475	635,571	989,600	1,090,880	208,005	5,871,946	10,269,909	264,012

Total Operating Revenue	$13,926,540	$44,205,497	$18,849,629	$25,089,973	$59,450,366	$24,095,145	$30,717,023	$97,934,020	$291,134,525	$15,217,232

2006
Residential Service	$7,932,313	$30,223,149	$13,018,001	$15,936,513	$46,018,140	$20,036,173	$23,232,937	$64,286,473	$183,160,064	$10,413,924
Commercial & Industrial	4,005,291	6,064,635	3,334,858	6,618,726	5,929,173	1,379,014	5,219,760	15,486,095	73,988,929	3,649,217
Other	1,350,483	4,015,202	676,754	279,266	1,362,107	895,083	0	2,852,871	3,993,434	595,752

Total Electric Sales	$13,288,087	$40,302,986	$17,029,613	$22,834,505	$53,309,420	$22,310,270	$28,452,697	$82,625,439	$261,142,427	$14,658,893
Other Operating Revenue	(304,215)	121,459	600,974	794,869	923,536	986,467	262,016	6,801,407	1,443,391	174,825

Total Operating Revenue	$12,983,872	$40,424,445	$17,630,587	$23,629,374	$54,232,956	$23,296,737	$28,714,713	$89,426,846	$262,585,818	$14,833,718

Footnotes:

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

Table 4 (continued)

	Excelsior	Grady	GreyStone	Habersham	Hart	Irwin	Jackson	Jefferson	Little Ocmulgee
2008
Residential Service	$27,077,091	$27,019,905	$135,794,782	$40,126,898	$38,812,082	$17,645,607	$254,512,451	$43,560,868	$14,214,966
Commercial & Industrial	$6,235,782	$2,843,957	77,821,290	8,416,381	17,182,330	$2,192,111	$139,677,443	8,472,330	3,446,368
Other	$483,197	$1,481,011	2,267,363	7,164	40,037	$2,037,871	$26,309,546	1,091,808	548,573

Total Electric Sales	$33,796,070	$31,344,873	$215,883,435	$48,550,443	$56,034,449	$21,875,589	$420,499,440	$53,125,006	$18,209,907
Other Operating Revenue	1,441,733	1,189,260	8,041,587	1,748,225	2,487,785	612,504	$21,057,054	2,212,086	717,058

Total Operating Revenue	$35,237,803	$32,534,133	$223,925,022	$50,298,668	$58,522,234	$22,488,093	$441,556,494	$55,337,092	$18,926,965

2007
Residential Service	$24,515,997	$26,987,246	$133,532,470	$39,167,769	$38,511,658	$17,053,730	$245,516,448	$42,716,753	$13,558,990
Commercial & Industrial	5,590,272	2,858,892	75,737,409	8,087,900	$16,777,072	1,819,163	132,445,332	8,358,480	3,234,617
Other	466,136	1,628,784	2,102,419	7,153	$32,645	2,380,076	24,442,829	964,420	605,504

Total Electric Sales	$30,572,405	$31,474,922	$211,372,298	$47,262,822	$55,321,375	$21,252,969	$402,404,609	$52,039,653	$17,399,111
Other Operating Revenue	2,140,302	1,345,894	7,532,810	1,658,658	2,254,934	615,347	19,121,666	2,280,988	535,358

Total Operating Revenue	$32,712,707	$32,820,816	$218,905,108	$48,921,480	$57,576,309	$21,868,316	$421,526,275	$54,320,641	$17,934,469

2006
Residential Service	$25,390,500	$25,902,845	$123,055,050	$36,318,100	$36,081,128	$16,221,618	$231,000,777	$40,965,294	$13,175,616
Commercial & Industrial	5,676,466	2,733,626	68,439,240	7,650,997	15,317,143	1,730,723	123,034,176	7,800,968	3,085,001
Other	415,161	1,336,463	1,861,630	7,064	35,769	2,134,793	21,767,316	714,787	587,692

Total Electric Sales	$31,482,127	$29,972,934	$193,355,920	$43,976,161	$51,434,040	$20,087,134	$375,802,269	$49,481,049	$16,848,309
Other Operating Revenue	706,960	1,137,395	7,096,226	2,483,628	1,853,186	660,836	15,793,452	2,168,788	251,953

Total Operating Revenue	$32,189,087	$31,110,329	$200,452,146	$46,459,789	$53,287,226	$20,747,970	$391,595,721	$51,649,837	$17,100,262

	Snapping Shoals	Southern Rivers	Sumter	Three Notch	Tri- County	Upson	Walton	Washington	MEMBER TOTAL
2008
Residential Service	$124,433,704	$29,104,999	$25,168,061	$18,165,856	$29,284,828	$10,247,755	$145,182,612	$21,149,536	$2,225,911,206
Commercial & Industrial	$35,218,058	4,274,547	8,981,195	2,678,331	8,389,237	1,569,632	$50,027,770	13,211,499	834,516,470
Other	$245,842	510,205	1,848,802	3,491,374	0	270,963	$8,614,993	152,830	103,381,180

Total Electric Sales	$159,897,604	$33,889,751	$35,998,058	$24,335,561	$37,674,065	$12,088,350	$203,825,375	$34,513,865	$3,163,808,856
Other Operating Revenue	8,016,832	1,065,193	882,953	754,531	1,045,366	528,756	11,979,332	908,243	127,077,819

Total Operating Revenue	$167,914,436	$34,954,944	$36,881,011	$25,090,092	$38,719,431	$12,617,106	$215,804,707	$35,422,108	$3,290,886,675

2007
Residential Service	$121,466,111	$26,563,448	$24,072,612	$17,806,709	$27,006,581	$9,931,225	$143,952,627	$20,308,496	$2,127,674,122
Commercial & Industrial	$30,422,232	4,067,397	8,770,928	$2,683,274	7,474,287	1,580,197	48,729,480	13,177,388	779,436,214
Other	0	367,528	1,572,475	$3,362,015	0	268,343	8,342,559	128,905	98,160,163

Total Electric Sales	$151,888,343	$30,998,373	$34,416,015	$23,851,998	$34,480,868	$11,779,765	$201,024,666	$33,614,789	$3,005,270,499
Other Operating Revenue	4,727,868	998,067	1,460,991	$721,555	1,003,191	361,132	11,559,032	947,062	118,090,329

Total Operating Revenue	$156,616,211	$31,996,440	$35,877,006	$24,573,553	$35,484,059	$12,140,897	$212,583,698	$34,561,851	$3,123,360,828

2006
Residential Service	$115,871,272	$24,727,886	$23,079,344	$17,419,652	$25,981,484	$9,505,326	$141,863,733	$19,976,530	$2,015,786,586
Commercial & Industrial	27,439,793	3,726,857	8,016,021	2,549,043	6,951,359	1,522,929	46,852,108	13,009,154	748,456,468
Other	0	323,084	1,319,310	2,500,397	0	243,431	7,880,393	87,538	86,931,021

Total Electric Sales	$143,311,065	$28,777,827	$32,414,675	$22,469,092	$32,932,843	$11,271,686	$196,596,234	$33,073,222	$2,851,174,075
Other Operating Revenue	3,500,354	929,157	919,732	726,366	976,217	406,592	11,188,634	1,121,963	94,428,093

Total Operating Revenue	$146,811,419	$29,706,984	$33,334,407	$23,195,458	$33,909,060	$11,678,278	$207,784,868	$34,195,185	$2,945,602,168

Footnote:

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

FINANCIAL AND STATISTICAL INFORMATION FOR
38 MEMBERS OF OGLETHORPE POWER CORPORATION

Table 5

SUMMARY OF OPERATING RESULTS OF EACH MEMBER

	Altamaha	Amicalola	Canoochee	Carroll	Central Georgia	Coastal	Cobb(1)	Colquitt	Coweta- Fayette	Diverse
2008
Operating Revenue & Patronage Capital	$61,122,249	$67,511,782	$39,362,309	$105,736,262	$99,445,288	$37,590,162	$381,484,485	$107,104,266	$152,667,924	$54,405,986
Depreciation and Amortization	2,474,566	5,376,630	3,253,129	7,168,008	4,999,053	1,990,864	19,229,359	5,619,971	8,025,200	4,607,600
Other Operating Expenses	57,766,090	59,240,152	31,627,274	91,149,141	89,418,823	32,522,111	337,442,151	96,530,049	133,462,274	46,756,004

Electric Operating Margin	$881,593	$2,895,000	$4,481,906	$7,419,113	$5,027,412	$3,077,187	$24,812,975	$4,954,246	$11,180,450	$3,042,382
Other Income	1,136,753	885,594	897,811	1,512,845	1,495,642	612,565	3,707,931	1,678,343	4,991,185	991,603

Gross Operating Margin	$2,018,346	$3,780,594	$5,379,717	$8,931,958	$6,523,054	$3,689,752	$28,520,906	$6,632,589	$16,171,635	$4,033,985

Interest on Long-term Debt	1,424,717	2,666,272	2,797,252	5,254,766	4,963,311	2,003,837	22,928,984	4,155,707	7,141,203	2,427,995
Other Deductions	5,293	23,241	28,778	79,340	85,359	95,451	5,732,558	0	1,292,133	82,089

Net Margins	$588,336	$1,091,081	$2,553,687	$3,597,852	$1,474,384	$1,590,464	$(140,636)	$2,476,882	$7,738,299	$1,523,901

2007
Operating Revenue & Patronage Capital	$56,219,088	$69,571,896	$37,308,959	$99,909,581	$90,783,491	$34,515,255	$367,365,686	$106,134,334	$142,094,164	$48,418,587
Depreciation and Amortization	2,387,458	5,207,085	2,918,782	6,588,681	4,741,645	1,808,217	18,149,321	5,262,275	7,539,419	4,491,285
Other Operating Expenses	52,729,201	56,664,392	30,567,013	83,798,464	79,047,671	30,440,504	329,679,177	93,070,746	124,027,198	42,594,151

Electric Operating Margin	$1,102,429	$7,700,419	$3,823,164	$9,522,436	$6,994,175	$2,266,534	$19,537,188	$7,801,313	$10,527,547	$1,333,151
Other Income	1,060,147	703,895	1,129,657	2,142,884	1,621,376	556,381	11,701,199	2,198,130	4,139,035	1,259,149

Gross Operating Margin	$2,162,576	$8,404,314	$4,952,821	$11,665,320	$8,615,551	$2,822,915	$31,238,387	$9,999,443	$14,666,582	$2,592,300

Interest on Long-term Debt	1,247,594	2,564,691	2,750,930	5,329,405	4,548,119	1,615,357	20,420,738	3,827,885	7,384,049	1,999,212
Other Deductions	7,438	11,979	4,542	1,476	155,682	459,632	6,407,765	0	915,955	75,860

Net Margins	$907,544	$5,827,644	$2,197,349	$6,334,439	$3,911,750	$747,926	$4,409,884	$6,171,558	$6,366,578	$517,228

2006
Operating Revenue & Patronage Capital	$62,207,968	$64,138,013	$35,801,971	$95,722,387	$85,794,591	$31,302,256	$344,325,547	$117,526,539	$127,755,098	$48,060,709
Depreciation and Amortization	2,319,477	4,896,320	2,946,579	6,067,430	4,404,396	1,653,742	16,711,060	4,892,772	7,082,013	4,130,496
Other Operating Expenses	56,955,671	50,575,713	28,875,370	77,679,535	73,229,423	26,903,356	303,134,156	103,448,979	110,066,667	39,340,968

Electric Operating Margin	$2,932,820	$8,665,980	$3,980,022	$11,975,422	$8,160,772	$2,745,158	$24,480,331	$9,184,788	$10,606,418	$4,589,245
Other Income	967,482	708,259	961,125	1,419,937	1,388,290	412,012	9,904,486	2,178,056	3,365,142	971,895

Gross Operating Margin	$3,900,302	$9,374,239	$4,941,147	$13,395,359	$9,549,062	$3,157,170	$34,384,817	$11,362,844	$13,971,560	$5,561,140

Interest on Long-term Debt	1,288,127	2,545,642	2,498,262	4,229,434	4,177,453	1,641,603	18,595,285	3,775,225	6,817,889	1,786,755
Other Deductions	8,445	288	4,537	1,047	70,709	93,166	5,587,808	0	1,294,257	3,648

Net Margins	$2,603,730	$6,828,309	$2,438,348	$9,164,878	$5,300,900	$1,422,401	$10,201,724	$7,587,619	$5,859,414	$3,770,737

	Middle Georgia	Mitchell	Ocmulgee	Oconee	Okefenoke	Planters	Rayle	Satilla	Sawnee	Slash Pine
2008
Operating Revenue & Patronage Capital	$15,241,674	$45,691,759	$20,100,884	$27,457,273	$60,445,173	$25,160,839	$30,545,696	$102,095,845	$336,092,528	$15,393,952
Depreciation and Amortization	923,679	3,100,209	$1,171,129	1,645,446	4,056,471	1,677,783	2,305,401	4,611,524	12,187,916	667,956
Other Operating Expenses	13,201,596	38,944,395	16,935,310	23,565,625	52,089,870	21,489,736	26,567,470	89,589,980	300,951,014	13,606,779

Electric Operating Margin	$1,116,399	$3,647,155	$1,994,445	$2,246,202	$4,298,832	$1,993,320	$1,672,825	$7,894,341	$22,953,598	$1,119,217
Other Income	474,444	777,146	316,005	539,576	749,218	611,014	457,846	1,431,038	6,882,505	294,920

Gross Operating Margin	$1,590,843	$4,424,301	$2,310,450	$2,785,778	$5,048,050	$2,604,334	$2,130,671	$9,325,379	$29,836,103	$1,414,137

Interest on Long-term Debt	829,074	1,747,895	$1,060,747	1,925,252	4,022,440	1,224,532	2,172,995	3,513,417	15,026,708	710,015
Other Deductions	162,862	357,819	10,124	84,998	(18,583)	906	5,736	769,064	507,439	500

Net Margins	$598,907	$2,318,587	$1,239,579	$775,528	$1,044,193	$1,378,896	$(48,060)	$5,042,898	$14,301,956	$703,622

2007
Operating Revenue & Patronage Capital	$13,926,540	$44,205,497	$18,849,629	$25,089,973	$59,450,365	$24,095,145	$30,717,023	$97,934,020	$291,134,525	$15,217,231
Depreciation and Amortization	855,014	2,899,752	1,186,528	1,534,278	3,782,071	1,611,502	2,182,563	4,417,962	12,526,400	630,851
Other Operating Expenses	12,076,252	38,555,524	15,774,176	20,983,036	49,206,990	20,816,892	25,867,992	87,114,692	259,982,329	13,137,035

Electric Operating Margin	$995,274	$2,750,221	$1,888,925	$2,572,659	$6,461,304	$1,666,751	$2,666,468	$6,401,366	$18,625,796	$1,449,345
Other Income	315,488	722,905	349,361	547,458	659,543	734,768	524,354	1,630,050	7,815,672	309,142

Gross Operating Margin	$1,310,762	$3,473,126	$2,238,286	$3,120,117	$7,120,847	$2,401,519	$3,190,822	$8,031,416	$26,441,468	$1,758,487

Interest on Long-term Debt	828,024	1,699,231	1,038,742	1,872,393	3,171,549	1,226,130	2,065,680	3,305,665	13,467,421	658,437
Other Deductions	109,994	307,532	8,146	65,428	509,471	1,229	34,540	1,049,618	129,671	553

Net Margins	$372,744	$1,466,363	$1,191,398	$1,182,296	$3,439,827	$1,174,160	$1,090,602	$3,676,133	$12,844,376	$1,099,497

2006
Operating Revenue & Patronage Capital	$12,983,872	$41,865,476	$17,630,587	$23,629,374	$54,232,956	$23,296,737	$28,714,713	$89,426,846	$262,585,818	$14,833,718
Depreciation and Amortization	867,371	2,756,193	1,120,950	1,439,092	3,495,668	1,533,823	2,029,802	3,907,140	11,453,467	601,254
Other Operating Expenses	11,163,683	35,351,153	15,236,133	19,921,234	46,261,194	19,630,752	23,726,618	78,971,999	233,777,644	12,369,824

Electric Operating Margin	$952,818	$3,758,130	$1,273,504	$2,269,048	$4,476,094	$2,132,162	$2,958,293	$6,547,707	$17,354,707	$1,862,640
Other Income	256,487	733,506	287,519	542,448	798,337	543,910	472,792	1,574,928	(1,955,097)	243,903

Gross Operating Margin	$1,209,305	$4,491,636	$1,561,023	$2,811,496	$5,274,431	$2,676,072	$3,431,085	$8,122,635	$15,399,610	$2,106,543

Interest on Long-term Debt	788,987	1,345,987	1,034,290	1,722,077	3,219,368	1,107,369	1,888,948	2,830,640	9,857,170	633,270
Other Deductions	27,296	474,010	19,952	128,398	131,439	1,230	57,663	1,247,935	131,111	819,863

Net Margins	$393,022	$2,671,639	$506,781	$961,021	$1,923,624	$1,567,473	$1,484,474	$4,044,060	$5,411,329	$653,410

Footnote:

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

Table 5 (continued)

	Excelsior	Grady	GreyStone	Habersham	Hart	Irwin	Jackson	Jefferson	Little Ocmulgee
2008
Operating Revenue & Patronage Capital	$35,237,802	$32,534,134	$223,925,022	$50,298,668	$58,522,235	$22,488,093	$441,556,493	$55,337,092	$18,926,965
Depreciation and Amortization	1,784,850	2,265,076	11,010,622	4,460,079	4,032,013	2,139,119	23,538,665	3,898,349	1,266,929
Other Operating Expenses	31,639,303	26,557,714	197,018,650	42,397,747	48,604,579	17,903,271	389,791,765	46,719,180	15,979,700

Electric Operating Margin	$1,813,649	$3,711,344	$15,895,750	$3,440,842	$5,885,643	$2,445,703	$28,226,063	$4,719,563	$1,680,336
Other Income	1,063,189	535,863	2,402,610	796,547	1,186,690	443,831	9,105,312	1,254,452	131,957

Gross Operating Margin	$2,876,838	$4,247,207	$18,298,360	$4,237,389	$7,072,333	$2,889,534	$37,331,375	$5,974,015	$1,812,293

Interest on Long-term Debt	1,399,237	1,236,423	10,102,531	2,903,665	3,310,437	1,733,805	20,521,744	3,083,827	1,219,400
Other Deductions	0	253,599	679,601	15,230	5,471	213,021	10,679	24,880	9,996

Net Margins	$1,477,601	$2,757,185	$7,516,228	$1,318,494	$3,756,425	$942,708	$16,798,952	$2,865,308	$582,897

2007
Operating Revenue & Patronage Capital	$32,712,706	$32,820,816	$218,905,109	$48,921,480	$57,576,309	$21,868,316	$421,526,276	$54,320,644	$17,934,469
Depreciation and Amortization	1,697,034	2,162,979	9,828,318	4,417,334	3,908,295	1,976,941	22,016,932	3,645,414	1,181,066
Other Operating Expenses	29,128,158	28,296,063	188,904,391	40,878,147	47,011,256	17,857,902	369,672,591	46,430,546	15,396,587

Electric Operating Margin	$1,887,514	$2,361,774	$20,172,400	$3,625,999	$6,656,758	$2,033,473	$29,836,753	$4,244,684	$1,356,816
Other Income	1,276,241	562,966	3,223,915	422,097	1,181,417	421,326	10,523,948	1,443,786	146,607

Gross Operating Margin	$3,163,755	$2,924,740	$23,396,315	$4,048,096	$7,838,175	$2,454,799	$40,360,701	$5,688,470	$1,503,423

Interest on Long-term Debt	1,439,087	1,293,646	9,412,113	2,812,518	3,162,234	1,593,158	20,066,945	3,060,090	1,185,033
Other Deductions	0	268,434	64,298	133,681	3,439	216,827	11,315	21,185	10,038

Net Margins	$1,724,668	$1,362,660	$13,919,904	$1,101,897	$4,672,502	$644,814	$20,282,441	$2,607,195	$308,352

2006
Operating Revenue & Patronage Capital	$32,189,091	$31,110,331	$200,452,145	$46,459,789	$53,287,226	$20,747,970	$391,595,721	$51,649,840	$17,100,264
Depreciation and Amortization	1,621,074	2,043,677	9,095,176	3,870,837	3,611,560	1,809,520	20,184,484	3,344,343	1,122,175
Other Operating Expenses	28,594,603	25,996,712	167,069,779	38,500,606	44,324,947	16,289,566	339,630,669	43,864,329	14,527,049

Electric Operating Margin	$1,973,414	$3,069,942	$24,287,190	$4,088,346	$5,350,719	$2,648,884	$31,780,568	$4,441,168	$1,451,040
Other Income	1,376,559	320,110	3,227,982	466,177	1,052,540	361,926	10,470,700	1,383,901	108,711

Gross Operating Margin	$3,349,973	$3,390,052	$27,515,172	$4,554,523	$6,403,259	$3,010,810	$42,251,268	$5,825,069	$1,559,751

Interest on Long-term Debt	1,396,797	1,215,712	8,879,210	2,845,719	2,921,642	1,502,804	19,376,043	3,112,730	1,215,412
Other Deductions	9,266	292,148	152,210	24,242	3,659	30,591	17,666	170,742	10,248

Net Margins	$1,943,910	$1,882,192	$18,483,752	$1,684,562	$3,477,958	$1,477,415	$22,857,559	$2,541,597	$334,091

	Snapping Shoals	Southern Rivers	Sumter	Three Notch	Tri- County	Upson	Walton	Washington	MEMBER TOTAL
2008
Operating Revenue & Patronage Capital	$167,914,436	$34,954,944	$36,881,011	$25,090,092	$38,719,433	$12,617,103	$215,804,707	$35,422,107	$3,290,886,673
Depreciation and Amortization	8,294,183	1,770,263	2,388,039	1,394,617	2,804,867	706,272	10,454,227	1,940,870	179,240,934
Other Operating Expenses	151,416,234	31,703,326	30,068,754	21,799,647	32,274,730	11,191,448	194,776,401	31,675,740	2,894,374,033

Electric Operating Margin	$8,204,019	$1,481,355	$4,424,218	$1,895,828	$3,639,836	$719,383	$10,574,079	$1,805,497	$217,271,706
Other Income	5,271,751	508,352	797,109	258,022	614,205	380,856	13,846,887	451,418	69,493,035

Gross Operating Margin	$13,475,770	$1,989,707	$5,221,327	$2,153,850	$4,254,041	$1,100,239	$24,420,966	$2,256,915	$286,764,741

Interest on Long-term Debt	5,628,225	1,290,784	2,184,040	1,317,674	2,766,483	589,745	6,509,618	1,519,910	155,314,667
Other Deductions	121,000	0	52,689	78,868	84,870	16,425	635,090	0	11,506,526

Net Margins	$7,726,545	$698,923	$2,984,598	$757,308	$1,402,688	$494,069	$17,276,258	$737,005	$119,943,548

2007
Operating Revenue & Patronage Capital	$156,616,211	$31,996,440	$35,877,006	$24,573,553	$35,484,059	$12,140,896	$212,583,698	$34,561,850	$3,123,360,827
Depreciation and Amortization	7,529,727	1,622,224	2,171,673	1,318,772	2,547,761	685,034	9,680,728	1,863,834	168,975,155
Other Operating Expenses	138,895,981	28,718,051	29,686,946	21,565,274	29,437,637	10,696,900	190,961,740	30,207,164	2,729,878,769

Electric Operating Margin	$10,190,503	$1,656,165	$4,018,387	$1,689,507	$3,498,661	$758,962	$11,941,230	$2,490,852	$224,506,903
Other Income	2,953,342	685,365	929,373	360,824	544,801	621,840	9,780,798	527,815	75,727,055

Gross Operating Margin	$13,143,845	$2,341,530	$4,947,760	$2,050,331	$4,043,462	$1,380,802	$21,722,028	$3,018,667	$300,233,958

Interest on Long-term Debt	5,177,679	1,167,244	2,052,523	1,295,258	2,495,760	569,917	5,013,107	1,511,947	144,329,511
Other Deductions	22,853	0	47,647	80,080	103,414	15,652	630,867	0	11,886,241

Net Margins	$7,943,313	$1,174,286	$2,847,590	$674,993	$1,444,288	$795,233	$16,078,054	$1,506,720	$144,018,206

2006
Operating Revenue & Patronage Capital	$146,811,420	$29,706,984	$33,334,406	$23,195,458	$33,909,056	$11,678,278	$207,784,869	$34,195,184	$2,947,043,208
Depreciation and Amortization	6,893,925	1,592,101	2,013,126	1,261,442	2,256,003	644,906	9,108,183	1,753,975	156,535,552
Other Operating Expenses	128,530,306	25,557,545	27,667,062	20,493,069	27,109,876	10,064,630	179,984,669	30,093,596	2,534,919,085

Electric Operating Margin	$11,387,189	$2,557,338	$3,654,218	$1,440,947	$4,543,177	$968,742	$18,692,017	$2,347,613	$255,588,571
Other Income	2,422,659	769,986	709,104	398,878	535,301	511,767	6,412,517	519,583	56,823,818

Gross Operating Margin	$13,809,848	$3,327,324	$4,363,322	$1,839,825	$5,078,478	$1,480,509	$25,104,534	$2,867,196	$312,412,389

Interest on Long-term Debt	4,782,878	1,207,447	1,914,441	1,248,321	2,271,253	496,496	4,307,365	1,542,211	132,020,262
Other Deductions	35,877	0	39,573	149,645	165,106	15,933	537,042	0	11,756,750

Net Margins	$8,991,093	$2,119,877	$2,409,308	$441,859	$2,642,119	$968,080	$20,260,127	$1,324,985	$168,635,377

Footnote:

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

FINANCIAL AND STATISTICAL INFORMATION FOR
38 MEMBERS OF OGLETHORPE POWER CORPORATION

Table 6

CONDENSED BALANCE SHEET INFORMATION OF EACH MEMBER
(as of December 31)

	Altamaha	Amicalola	Canoochee	Carroll	Central Georgia	Coastal	Cobb(1)	Colquitt	Coweta- Fayette	Diverse
2008
ASSETS
Total Utility Plant(2)	$82,495,551	$167,046,816	$107,108,995	$206,128,177	$176,108,011	$67,909,550	$650,704,629	$186,117,283	$267,256,930	$124,153,498
Depreciation	$22,773,534	$41,897,122	$32,599,847	$38,776,346	$30,501,372	$12,075,581	$134,885,908	$45,458,964	$64,198,988	$43,390,277

Net Plant	59,722,017	125,149,694	74,509,148	167,351,831	145,606,639	55,833,969	515,818,721	140,658,319	203,057,942	80,763,221
Other Assets	32,186,462	20,071,476	19,000,130	39,724,406	36,401,524	14,116,142	331,876,450	50,719,753	60,990,505	21,451,335

Total Assets	$91,908,479	$145,221,170	$93,509,278	$207,076,237	$182,008,163	$69,950,111	$847,695,171	$191,378,072	$264,048,447	$102,214,556

EQUITY & LIABILITIES
Equity	$58,967,436	$58,983,153	$34,912,014	$66,739,541	$61,174,119	$21,528,070	$256,287,951	$82,520,062	$75,378,036	$45,205,340
Long-term Debt	23,733,197	55,332,341	39,056,075	103,380,963	98,578,433	41,640,303	385,174,620	78,587,966	136,488,542	44,995,652
Other Liabilities	9,207,846	30,905,676	19,541,189	36,955,733	22,255,611	6,781,738	206,232,600	30,270,044	52,181,869	12,013,564

Total Equity and Liabilities	$91,908,479	$145,221,170	$93,509,278	$207,076,237	$182,008,163	$69,950,111	$847,695,171	$191,378,072	$264,048,447	$102,214,556

2007
ASSETS
Total Utility Plant(2)	$79,713,398	$160,949,116	$101,850,091	$192,880,900	$168,967,910	$63,605,531	$617,716,224	$174,771,455	$251,599,738	$110,660,407
Depreciation	21,172,829	39,889,725	33,152,951	37,086,124	28,360,162	11,625,531	118,476,223	41,111,016	58,415,901	39,690,389

Net Plant	58,540,569	121,059,391	68,697,140	155,794,776	140,607,748	51,980,000	499,240,001	133,660,439	193,183,837	70,970,018
Other Assets	31,515,701	21,440,776	19,087,496	43,652,662	36,162,398	12,526,765	315,272,091	55,809,764	57,079,263	16,520,755

Total Assets	$90,056,270	$142,500,167	$87,784,636	$199,447,438	$176,770,146	$64,506,765	$814,512,092	$189,470,203	$250,263,100	$87,490,773

EQUITY & LIABILITIES
Equity	$58,668,872	$59,140,663	$32,678,895	$64,855,484	$60,557,734	$19,936,206	$256,449,237	$82,730,590	$67,926,515	$44,116,010
Long-term Debt	22,769,872	51,169,460	43,532,777	99,394,624	101,351,108	29,307,627	363,883,062	95,345,824	141,180,691	32,048,206
Other Liabilities	8,617,526	32,190,044	11,572,964	35,197,330	14,861,304	15,262,932	194,179,793	11,393,789	41,155,894	11,326,557

Total Equity and Liabilities	$90,056,270	$142,500,167	$87,784,636	$199,447,438	$176,770,146	$64,506,765	$814,512,092	$189,470,203	$250,263,100	$87,490,773

2006
ASSETS
Total Utility Plant(2)	$75,680,592	$150,420,968	$94,645,201	$177,648,571	$152,093,523	$57,886,144	$568,881,901	$162,683,913	$236,595,078	$102,513,802
Depreciation	19,263,622	37,625,396	33,512,101	32,344,092	26,660,315	10,935,638	105,674,895	37,199,077	53,442,571	37,383,394

Net Plant	56,416,970	112,795,572	61,133,100	145,304,479	125,433,208	46,950,506	463,207,006	125,484,836	183,152,507	65,130,408
Other Assets	34,085,257	20,443,027	20,751,492	54,251,310	32,887,448	10,777,344	305,574,374	55,358,633	56,242,591	15,168,805

Total Assets	$90,502,227	$133,238,599	$81,884,592	$199,555,789	$158,320,656	$57,727,850	$768,781,380	$180,843,469	$239,395,098	$80,299,213

EQUITY & LIABILITIES
Equity	$58,031,152	$54,431,741	$31,504,239	$69,913,483	$57,488,946	$19,173,088	$252,429,739	$80,755,740	$62,116,719	$45,012,359
Long-term Debt	21,730,214	53,599,995	40,043,493	102,814,311	86,138,503	30,241,920	332,266,714	68,681,761	145,599,660	27,139,860
Other Liabilities	10,740,861	25,206,863	10,336,860	26,827,995	14,693,207	8,312,842	184,084,927	31,405,968	31,678,719	8,146,994

Total Equity and Liabilities	$90,502,227	$133,238,599	$81,884,592	$199,555,789	$158,320,656	$57,727,850	$768,781,380	$180,843,469	$239,395,098	$80,299,213

	Middle Georgia	Mitchell	Ocmulgee	Oconee	Okefenoke	Planters	Rayle	Satilla	Sawnee	Slash Pine
2008
ASSETS
Total Utility Plant(2)	$33,658,534	$116,535,708	$45,513,358	$58,838,910	$145,389,564	$54,419,037	$79,167,821	$154,288,304	$437,409,703	$27,327,689
Depreciation	5,589,012	20,465,781	10,810,763	11,271,809	34,847,741	16,093,821	23,611,687	27,911,642	75,580,648	6,970,853

Net Plant	28,069,522	96,069,927	34,702,595	47,567,101	110,541,823	38,325,216	55,556,134	126,376,662	361,829,055	20,356,836
Other Assets	7,474,938	19,548,409	8,908,057	13,978,032	26,761,701	15,626,779	11,930,590	40,317,030	85,853,895	8,133,585

Total Assets	$35,544,460	$115,618,336	$43,610,652	$61,545,133	$137,303,524	$53,951,995	$67,486,724	$166,693,692	$447,682,950	$28,490,421

EQUITY & LIABILITIES
Equity	$12,683,344	$61,566,287	$17,239,189	$19,368,961	$42,340,867	$24,758,076	$16,959,117	$61,809,620	$152,398,666	$9,620,890
Long-term Debt	15,248,363	40,334,697	20,175,663	32,054,321	82,459,154	25,285,956	41,661,740	62,880,633	240,752,641	12,274,145
Other Liabilities	7,612,753	13,717,352	6,195,800	10,121,851	12,503,503	3,907,963	8,865,867	42,003,439	54,531,643	6,595,386

Total Equity and Liabilities	$35,544,460	$115,618,336	$43,610,652	$61,545,133	$137,303,524	$53,951,995	$67,486,724	$166,693,692	$447,682,950	$28,490,421

2007
ASSETS
Total Utility Plant(2)	$30,653,167	$109,535,852	$43,648,393	$55,450,664	$140,788,522	$51,300,300	$74,527,512	$146,669,772	$417,376,651	$25,980,211
Depreciation	5,346,915	18,749,803	10,073,548	10,037,558	32,780,439	14,913,168	21,912,852	24,873,565	70,251,603	6,452,064

Net Plant	25,306,252	90,786,049	33,574,845	45,413,106	108,008,083	36,387,132	52,614,660	121,796,207	347,125,048	19,528,147
Other Assets	6,911,379	20,723,819	8,379,085	12,786,941	23,187,925	14,956,667	12,915,427	34,337,538	148,336,152	8,070,197

Total Assets	$32,217,631	$111,509,868	$41,953,930	$58,200,047	$131,196,008	$51,343,799	$65,530,087	$156,133,745	$495,461,200	$27,598,344

EQUITY & LIABILITIES
Equity	$12,074,173	$59,675,211	$16,103,716	$18,748,778	$42,025,900	$23,807,487	$17,303,775	$54,446,363	$139,479,816	$9,116,969
Long-term Debt	15,786,894	33,549,024	19,943,709	31,490,159	78,193,125	23,476,540	40,904,941	64,747,741	311,458,530	12,670,631
Other Liabilities	4,356,564	18,285,633	5,906,505	7,961,110	10,976,983	4,059,772	7,321,371	36,939,641	44,522,854	5,810,744

Total Equity and Liabilities	$32,217,631	$111,509,868	$41,953,930	$58,200,047	$131,196,008	$51,343,799	$65,530,087	$156,133,745	$495,461,200	$27,598,344

2006
ASSETS
Total Utility Plant(2)	$28,571,363	$103,595,814	$41,939,842	$51,986,720	$128,101,912	$49,408,481	$70,229,868	$139,142,208	$384,099,810	$24,624,605
Depreciation	5,229,858	17,238,679	9,460,397	9,354,566	30,385,604	14,303,110	20,404,776	23,076,675	65,591,862	6,111,533

Net Plant	23,341,505	86,357,135	32,479,445	42,632,154	97,716,308	35,105,371	49,825,092	116,065,533	318,507,948	18,513,072
Other Assets	5,191,813	19,205,412	9,139,319	11,999,837	21,934,828	14,585,715	10,596,025	37,269,217	59,943,770	6,858,952

Total Assets	$28,533,318	$105,562,547	$41,618,764	$54,631,991	$119,651,136	$49,691,086	$60,421,117	$153,334,750	$378,451,718	$25,372,024

EQUITY & LIABILITIES
Equity	$11,700,362	$60,253,735	$16,553,907	$17,833,057	$39,126,889	$23,066,398	$17,436,367	$54,922,073	$127,473,251	$8,288,600
Long-term Debt	14,402,577	28,706,819	20,685,010	27,118,627	61,954,482	22,093,576	35,065,618	54,607,041	195,021,558	12,499,991
Other Liabilities	2,430,379	16,601,993	4,379,847	9,680,307	18,569,765	4,531,112	7,919,132	43,805,636	55,956,909	4,583,433

Total Equity and Liabilities	$28,533,318	$105,562,547	$41,618,764	$54,631,991	$119,651,136	$49,691,086	$60,421,117	$153,334,750	$378,451,718	$25,372,024

Footnotes:

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.
(2)
Including construction work in progress.

Table 6 (continued)

	Excelsior	Grady	GreyStone	Habersham	Hart	Irwin	Jackson	Jefferson	Little Ocmulgee
2008
ASSETS
Total Utility Plant(2)	$64,063,411	$74,974,010	$372,089,733	$125,051,609	$141,491,403	$64,728,759	$733,883,156	$125,308,897	$46,959,322
Depreciation	$14,199,023	$14,843,265	$61,436,860	$36,160,650	$34,378,637	$17,126,378	$171,230,146	$26,655,182	$11,023,442

Net Plant	49,864,388	60,130,745	310,652,873	88,890,959	107,112,766	47,602,381	562,653,010	98,653,715	35,935,880
Other Assets	17,407,023	16,253,832	75,564,651	18,068,766	26,312,088	9,353,569	191,016,588	35,256,471	7,514,047

Total Assets	$67,271,411	$76,384,577	$386,217,524	$106,959,725	$133,424,854	$56,955,950	$753,669,598	$133,910,186	$43,449,927

EQUITY & LIABILITIES
Equity	$37,271,800	$36,701,668	$143,581,680	$35,222,703	$55,220,972	$18,209,425	$260,205,011	$52,957,044	$13,484,517
Long-term Debt	23,344,081	24,546,047	198,955,162	56,806,225	59,862,111	35,284,374	371,345,021	61,540,892	25,184,369
Other Liabilities	6,655,530	15,136,862	43,680,682	14,930,797	18,341,771	3,462,151	122,119,566	19,412,250	4,781,041

Total Equity and Liabilities	$67,271,411	$76,384,577	$386,217,524	$106,959,725	$133,424,854	$56,955,950	$753,669,598	$133,910,186	$43,449,927

2007
ASSETS
Total Utility Plant(2)	$61,423,133	$70,090,055	$351,215,886	$119,456,685	$133,707,622	$61,677,486	$694,908,275	$118,232,343	$45,150,518
Depreciation	13,547,723	13,494,511	58,860,638	32,531,960	32,505,391	16,263,931	155,502,853	24,144,090	10,671,327

Net Plant	47,875,410	56,595,544	292,355,248	86,924,725	101,202,231	45,413,555	539,405,422	94,088,253	34,479,191
Other Assets	19,347,536	14,741,142	83,069,787	17,797,730	26,297,870	9,474,914	193,967,686	31,245,995	6,319,389

Total Assets	$67,222,946	$71,336,686	$375,425,035	$104,722,455	$127,500,101	$54,888,469	$733,373,108	$125,334,248	$40,798,580

EQUITY & LIABILITIES
Equity	$35,792,073	$34,572,171	$139,082,062	$34,427,590	$51,142,114	$17,498,207	$247,974,272	$50,154,536	$12,916,298
Long-term Debt	23,788,746	25,162,241	189,504,327	58,070,782	59,928,598	29,086,570	358,930,458	56,873,250	22,943,277
Other Liabilities	7,642,127	11,602,274	46,838,646	12,224,083	16,429,389	8,303,692	126,468,378	18,306,462	4,939,005

Total Equity and Liabilities	$67,222,946	$71,336,686	$375,425,035	$104,722,455	$127,500,101	$54,888,469	$733,373,108	$125,334,248	$40,798,580

2006
ASSETS
Total Utility Plant(2)	$59,042,364	$66,289,506	$315,548,377	$115,174,455	$124,723,672	$56,215,768	$648,333,788	$110,314,624	$42,656,195
Depreciation	12,602,886	12,621,455	53,818,667	29,650,777	30,844,387	15,617,614	140,094,597	21,755,628	10,151,837

Net Plant	46,439,478	53,668,051	261,729,710	85,523,678	93,879,285	40,598,154	508,239,191	88,558,996	32,504,358
Other Assets	21,138,639	14,751,160	75,735,186	16,191,762	20,622,726	9,353,436	206,738,335	32,333,219	7,265,908

Total Assets	$67,578,117	$68,419,211	$337,464,896	$101,715,440	$114,502,011	$49,951,590	$714,977,526	$120,892,215	$39,770,266

EQUITY & LIABILITIES
Equity	$34,054,440	$33,481,319	$127,999,885	$33,414,937	$48,027,176	$16,963,348	$232,028,386	$47,618,311	$12,849,893
Long-term Debt	24,622,407	23,179,603	162,199,878	55,162,088	51,292,611	28,656,567	357,277,815	56,773,060	21,681,047
Other Liabilities	8,901,270	11,758,289	47,265,133	13,138,415	15,182,224	4,331,675	125,671,325	16,500,844	5,239,326

Total Equity and Liabilities	$67,578,117	$68,419,211	$337,464,896	$101,715,440	$114,502,011	$49,951,590	$714,977,526	$120,892,215	$39,770,266

	Snapping Shoals	Southern Rivers	Sumter	Three Notch	Tri-County	Upson	Walton	Washington	MEMBER TOTAL
2008
ASSETS
Total Utility Plant(2)	$238,977,522	$59,527,615	$89,381,778	$48,712,574	$89,405,173	$23,562,155	$337,377,996	$67,909,418	$5,890,982,599
Depreciation	$63,687,898	$16,024,887	$17,968,485	$13,906,096	$13,406,421	$6,561,100	$95,692,179	$19,395,353	1,333,407,698

Net Plant	175,289,624	43,502,728	71,413,293	34,806,478	75,998,752	17,001,055	241,685,817	48,514,065	4,557,574,901
Other Assets	55,007,665	9,914,640	20,298,930	15,475,705	13,659,875	11,592,930	175,390,745	22,453,576	1,585,612,300

Total Assets	$230,297,289	$53,417,368	$91,712,223	$50,282,183	$89,658,627	$28,593,985	$417,076,562	$70,967,641	$6,143,187,201

EQUITY & LIABILITIES
Equity	$88,210,742	$20,401,172	$39,593,272	$19,020,617	$27,329,787	$13,723,135	$159,099,493	$33,011,879	$2,233,685,656
Long-term Debt	91,080,692	24,681,610	45,625,745	25,806,634	54,577,419	11,381,702	186,987,899	32,654,884	2,909,760,272
Other Liabilities	51,005,855	8,334,586	6,493,206	5,454,932	7,751,421	3,489,148	70,989,170	5,300,878	999,741,273

Total Equity and Liabilities	$230,297,289	$53,417,368	$91,712,223	$50,282,183	$89,658,627	$28,593,985	$417,076,562	$70,967,641	$6,143,187,201

2007
ASSETS
Total Utility Plant(2)	$229,068,284	$55,412,509	$83,112,588	$46,456,805	$84,957,989	$22,789,466	$318,078,172	$64,212,260	$5,578,595,890
Depreciation	57,422,901	14,919,630	18,073,378	12,943,582	13,318,514	6,036,861	88,846,389	18,449,517	1,231,905,562

Net Plant	171,645,383	40,492,879	65,039,210	33,513,223	71,639,475	16,752,605	229,231,783	45,762,743	4,346,690,328
Other Assets	40,316,565	13,372,446	18,447,178	14,654,333	12,087,374	11,728,026	170,343,532	21,223,251	1,604,107,555

Total Assets	$211,961,948	$53,865,325	$83,486,388	$48,167,556	$83,726,849	$28,480,631	$399,575,315	$66,985,994	$5,950,797,883

EQUITY & LIABILITIES
Equity	$82,633,413	$20,916,154	$36,658,250	$18,821,930	$26,047,357	$13,010,028	$154,111,608	$33,054,470	$2,148,654,927
Long-term Debt	84,594,274	25,924,000	40,069,534	25,746,593	47,208,849	11,665,827	184,312,663	28,852,148	2,884,866,682
Other Liabilities	44,734,261	7,025,171	6,758,604	3,599,033	10,470,643	3,804,776	61,151,044	5,079,376	917,276,274

Total Equity and Liabilities	$211,961,948	$53,865,325	$83,486,388	$48,167,556	$83,726,849	$28,480,631	$399,575,315	$66,985,994	$5,950,797,883

2006
ASSETS
Total Utility Plant(2)	$208,851,716	$51,047,947	$77,040,045	$44,230,092	$77,629,642	$21,805,999	$297,497,813	$61,507,530	$5,178,659,849
Depreciation	55,274,615	14,520,801	17,101,436	12,124,817	12,792,744	5,630,924	83,090,075	17,645,093	1,140,536,514

Net Plant	153,577,101	36,527,146	59,938,609	32,105,275	64,836,898	16,175,075	214,407,738	43,862,437	4,038,123,335
Other Assets	38,274,211	13,271,733	17,130,922	15,784,554	12,805,123	11,228,554	168,639,454	22,787,785	1,506,317,876

Total Assets	$191,851,312	$49,798,879	$77,069,531	$47,889,829	$77,642,021	$27,403,629	$383,047,192	$66,650,222	$5,544,441,211

EQUITY & LIABILITIES
Equity	$78,149,640	$20,438,722	$34,292,448	$18,616,656	$25,027,435	$13,020,101	$147,085,457	$32,327,316	$2,062,907,315
Long-term Debt	75,510,883	22,806,198	36,256,628	25,078,600	45,716,642	10,464,287	176,120,957	29,468,711	2,582,679,712
Other Liabilities	38,190,789	6,553,959	6,520,455	4,194,573	6,897,944	3,919,241	59,840,778	4,854,195	898,854,184

Total Equity and Liabilities	$191,851,312	$49,798,879	$77,069,531	$47,889,829	$77,642,021	$27,403,629	$383,047,192	$66,650,222	$5,544,441,211

Footnotes:

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.
(2)
Including construction work in progress.

QuickLinks

  EXHIBIT 99.1
MEMBERS' FINANCIAL AND STATISTICAL INFORMATION